Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

Focused Large-Cap Growth Portfolio

(the “Large-Cap Growth Portfolio”)

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund

(the “Value Fund”)

(together, the “Target Portfolios” and each, a “Target Portfolio”)

Supplement dated July 19, 2013, to the Large-Cap Growth Portfolio’s Prospectus dated May 14, 2013, as supplemented on June 25, 2013, and June 27, 2013, and to the Value Fund’s Prospectus dated January 28, 2013, as supplemented on March 5, 2013.

The Board of Directors of SunAmerica Series, Inc. (the “Corporation”), on behalf of the Large-Cap Growth Portfolio, a series of the Corporation, and the Board of Trustees of SunAmerica Equity Funds (the “Company”), on behalf of the Value Fund, a series of the Company, have each determined that it is in the best interests of each Target Portfolio and its respective shareholders to reorganize the Target Portfolio into the SunAmerica Focused Alpha Large-Cap Fund (the “Acquiring Portfolio”), a series of SunAmerica Specialty Series, subject to shareholder approval. The transactions are collectively referred to herein as the Reorganizations.

Pursuant to each proposed Reorganization, all of a Target Portfolio’s assets and liabilities will be transferred to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If a Target Portfolio’s shareholders approve the proposed Reorganization relating to their Target Portfolio, shareholders of the Target Portfolio will receive shares of the Acquiring Portfolio with a total value equal to the total value of their shares of the Target Portfolio on the date of the merger, after which the Target Portfolio will cease operations. On or about October 10, 2013, each Target Portfolio expects to convene a special meeting of the Target Portfolio’s shareholders. Shareholders of record of each Target Portfolio on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the relevant Reorganization in greater detail.

Until a Reorganization is completed, shares of each Target Portfolio will continue to be sold and reinvestment of dividends and distributions into shares of the Target Portfolio will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares of a Target Portfolio purchased after the record date set for the special meeting of shareholders of the Target Portfolio will not have the right to vote at such special meeting. A Target Portfolio’s shareholders may continue to purchase or redeem the Target Portfolio’s shares, as described in each Target Portfolio’s Prospectus, before the closing of the proposed Reorganizations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_S5118EQF_1-13 SUP6_S5118FOC2_5-13